UNITED STATATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities exchange Act of 1934

Date of Report (Date of earliest event reported):                 July 26, 2007


                              EDD HELMS GROUP, INC.
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               (Exact name of registrant as specified in charter)

      Florida                            0-17978                59-2605868
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
   Incorporation)                                            Identification No.)

17850 N.E. 5th Avenue, Miami, Florida                                33162
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:        (305) 653-2520
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01.

The Company, effective July 26, 2007, has redeemed at a purchase price of $.42 per share, a total of 1,159,970 shares of its issued and outstanding common stock from the Edd Helms, Inc. Employee Stock Ownership Plan upon termination of the Edd Helms, Inc. Employee Stock Ownership Plan. The aggregate redemption cost to the Company was $487,187.40. All monies used for the redemption of the shares were from working capital of the Company.



                                                              SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     EDD HELMS GROUP, INC.
                                                     (Formerly Hotelecopy, Inc.)


Date:  July 26, 2007                                 By: _/s/ Dean Goodson
                                                   ___________________________
                                                     Name:    Dean Goodson